PREPAID EXPENSES AND OTHER CURRENT ASSETS - DIAMOND S SHIPPING INC. AND SUBSIDIARIES (Details) - Diamond S Shipping - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018
Advances to Capital Ship Management Corp. ("CSM")	$ 4,710	$ 0
Advances to technical managers	135	578
Insurance claims receivable	614	697
Prepaid insurance	1,548	580
Advances to agents	1,740	549
Deferred voyage costs	2,178	0
Other	2,182	1,327
Total prepaid expenses and other current assets	$ 13,107	$ 3,731